UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2013

IAC/InterActiveCorp
(Exact name of registrant as specified in charter)

Delaware                                                              0-20570                                                 59-271288
                                                                                                               (State or other jurisdiction                         (Commission                                   (IRS Employer
                                                                                                      of incorporation)                                        File Number)                                       Identification No.)

555 West 18th Street, New York, NY                     10011
(Address of principal executive offices)                                                                                    (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 7.01                      Regulation FD Disclosure.

On November 12, 2013, IAC/InterActiveCorp (the “Company” or the “Registrant”) announced that it intends to commence the distribution of a preliminary offering memorandum to potential investors relating to a proposed offering (the “Offering”) of $500 million of senior notes (the “Notes”).  The Company is disclosing under this Item 7.01 the information included in Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.                      Other Events.

On November 12, 2013, the Company issued a press release announcing the commencement of the Offering.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                                Description

99.1	Excerpts from Preliminary Offering Memorandum, dated November 12, 2013
99.2	Press Release of IAC/InterActiveCorp, dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:       /s/ GREGG WINIARSKI
Name:  Gregg Winiarski
Title:    Senior Vice President and General Counsel

Date:  November 12, 2013

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Excerpts from Preliminary Offering Memorandum, dated November 12, 2013
99.2	Press Release of IAC/InterActiveCorp, dated November 12, 2013